EXHIBIT 99.3

MAXTOR HOLDINGS INC.

(A Development Stage Company)

INTERIM FINANCIAL STATEMENTS

July 31, 2005

US FUNDS

Suite 400 - 889 West Pender Street
Vancouver, BC Canada V6C 3B2
Tel 604 694-6070
Fax 604 585-8377
info@staleyokada.com
www.staleyokada.com

Report of Independent Registered Public Accounting Firm

To the Stockholders of Maxtor Holdings Inc.:

We have audited the accompanying interim balance sheet of Maxtor Holdings Inc. (the “Company”) as at July 31, 2005 and the related interim statements of changes in stockholders’ equity, operations and cash flows from incorporation (April 1, 2005) to July 31, 2005. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the interim financial statements referred to above present fairly, in all material respects, the financial position of the Company as at July 31, 2005, and the results of its operations and its cash flows from incorporation (April 1, 2005) to July 31, 2005, in conformity with United States generally accepted accounting principles.

The accompanying interim financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company is dependent upon financing to continue operations and had suffered a loss from operations. These matters raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are discussed in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

“Staley, Okada & Partners”

Vancouver, B.C., Canada	STALEY, OKADA & PARTNERS
November 4, 2005, except as to Note 8, which is as at April 7, 2006	CHARTERED ACCOUNTANTS

Maxtor Holdings Inc.	Statement 1
(A Development Stage Company)
Interim Balance Sheet
As at July 31
US Funds

ASSETS	2005
Current
Cash	$66,906
Prepaids	5,057
Due from MobileMail Limited (Note 4)	3,981
$75,944

LIABILITIES
Current
Accounts payable and accrued liabilities	$15,500
Due to related party (Note 6a)	100
15,600

Going Concern (Note 1)

STOCKHOLDERS’ EQUITY
Capital Stock
Authorized: 100,000,000 common shares with $0.001 par value
5,000,000 preferred shares with $0.001 par value
Issued and allotted: 5,853,600 common shares – Statement 2 (Note 5)	5,854
Additional paid-in capital – Statement 2 (Note 5)	82,326
Deficit – Accumulated during the development stage	(27,836)
60,344
$75,944

- See Accompanying Notes -

Maxtor Holdings Inc.	Statement 2
(A Development Stage Company)
Interim Statement of Changes in Stockholders’ Equity
US Funds

				Deficit
				Accumulated
			Additional	During the	Total
	Common Stock		Paid-in	Development	Stockholders’
	Shares	Amount	Capital	Stage	Equity
Founder shares issued for cash at $0.001 per share – April 8, 2005	500,000	$500	$-	$-	$500
Shares issued for cash at $0.001 $0.001 per share – May 31, 2005	4,500,000	4,500	40,500	-	45,000
Loss for the period	-	-	-	(27,836)	(27,836)
Balance – July 31, 2005 – Issued	5,000,000	5,000	40,500	(27,836)	17,664
Shares allotted for cash at $0.05 per share	853,600	854	41,826	-	42,680
Balance – July 31, 2005 – Issued and
allotted	5,853,600	$5,854	$82,326	$(27,836)	$60,344

- See Accompanying Notes -

Maxtor Holdings Inc.	Statement 3
(A Development Stage Company)
Interim Statement of Operations
US Funds

From
Incorporation
(April 1, 2005) to
July 31, 2005
General and Administrative Expenses
Audit and accounting fees	$21,381
Bank charges	1,512
Legal fees	4,943
Loss for the Period	$(27,836)

Loss per Share - Basic and Diluted	$(0.01)

Weighted Average Shares Outstanding	2,765,193

- See Accompanying Notes -

Maxtor Holdings Inc.	Statement 4
(A Development Stage Company)
Interim Statement of Cash Flows
US Funds

From
Incorporation
(April 1, 2005) to
July 31, 2005
Operating
Loss for the period	$(27,836)
Changes in non-cash working capital items:
Prepaid	(5,057)
Accounts payable and accrued liabilities	15,500
Due to related party	100
(17,293)

Investing
Due from MobileMail Limited	(3,981)

Financing
Share issuances	88,180

Net Increase in Cash	66,906
Cash - Beginning of period	-
Cash - End of Period	$66,906

- See Accompanying Notes -

Maxtor Holdings Inc.
(A Development Stage Company)
Notes to Interim Financial Statements
July 31, 2005
US Funds

1.	Organization and Going Concern

Organization

Maxtor Holdings Inc. (the "Company") was incorporated on April 1, 2005 under the laws of the State of Nevada. Effective August 31, 2005, the Company completed the acquisition of a business engaged in the technology area (Note 3). On October 19, 2005, the Company changed its name to MobileMail (US) Inc.

Going Concern and Liquidity Considerations

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates, among other things, the realization of assets and satisfaction of liabilities in the normal course of business. As at July 31, 2005, the Company has a loss from operations and a deficit of $27,836 and has incurred an operating cash flow deficit of $17,293 since incorporation. The Company intends to fund operations through sales and equity financing arrangements, which may be insufficient to fund its capital expenditures, working capital and other cash requirements for the following year.

Thereafter, the Company will be required to seek additional funds, either through sales and/or equity financing, to finance its long-term operations. The successful outcome of future activities cannot be determined at this time, and there is no assurance that, if achieved, the Company will have sufficient funds to execute its intended business plan or generate positive operating results. In response to these conditions, management intends to raise additional funds through future private placement offerings.

These factors, among others, raise substantial doubt about the Company's ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

2.	Significant Accounting Policies

	a)	Fiscal Period

The Company’s fiscal year ends on September 30.

	b)	Risks and Uncertainties

The Company operates in an emerging industry that is subject to market acceptance and technological change. The Company's operations are subject to significant risks and uncertainties, including financial, operational, technological and other risks associated with operating an emerging business, including the potential risk of business failure.

	c)	Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and timing of revenues and expenses, the reported amounts and classification of assets and liabilities, and disclosure of contingent assets and liabilities. These estimates and assumptions are based on the Company’s historical results as well as management’s future expectations. The Company’s actual results could vary materially from management’s estimates and assumptions.

Maxtor Holdings Inc.
(A Development Stage Company)
Notes to Interim Financial Statements
July 31, 2005
US Funds

2.	Significant Accounting Policies - Continued

	d)	Development Stage Company

The Company is a development stage company as defined by Financial Accounting Standards No. 7. The Company is devoting substantially all of its present efforts to establish a new business and none of its planned principal operations have commenced. All losses accumulated since inception have been considered as part of the Company’s development stage activities.

	e)	Cash and Cash Equivalents

Cash and cash equivalents consist of highly liquid debt instruments purchased with an initial maturity of three months or less.

	f)	Revenue Recognition

Revenues are recognized when all of the following criteria have been met: persuasive evidence for an arrangement exists; delivery has occurred; the fee is fixed or determinable; and collection is reasonably assured. Revenue derived from the sale of services is initially recorded as deferred revenue on the balance sheet. The amount is recognized as income over the term of the contract.

Revenue from time and material service contracts is recognized as the services are provided. Revenue from fixed price, long-term service or development contracts is recognized over the contract term based on the percentage of services that are provided during the period compared with the total estimated services to be provided over the entire contract. Losses on fixed price contracts are recognized during the period in which the loss first becomes apparent. Payment terms vary by contract.

	g)	Foreign Currency Translation

The Company’s functional and reporting currency is the U.S. dollar. All transactions initiated in other currencies are translated into U.S. dollars as follows:

		i)	Assets and liabilities at the rate of exchange in effect at the balance sheet date;
		ii)	Equity at historical rates; and
		iii)	Revenue and expense items at the average rate of exchange prevailing during the period.

Unrealized exchange gains and losses arising from such translations are deferred until realization and are included as a separate component of stockholders’ equity as a component of comprehensive income or loss. Upon realization, the amount deferred is recognized in income in the period when it is realized.

	h)	Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, amounts due from MobileMail Limited, accounts payable and amounts due to related party. Unless otherwise noted, it is management’s opinion that the Company is not exposed to significant interest or credit risks arising from these financial instruments. The fair value of these financial instruments approximate their carrying values, unless otherwise noted.

Maxtor Holdings Inc.
(A Development Stage Company)
Notes to Interim Financial Statements
July 31, 2005
US Funds

2.	Significant Accounting Policies - Continued

	i)	Income Taxes

Income taxes are accounted for using the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. A valuation allowance is provided for significant deferred tax assets when it is more likely than not that such assets will not be recovered.

	j)	Derivative Financial Instruments

The Company was not a party to any derivative financial instruments during any of the reported fiscal periods.

	k)	Stock-Based Compensation

The Company accounts for stock-based compensation issued to employees using the intrinsic value method as prescribed by Accounting Principles Board Opinion (“APB”) No. 25 "Accounting for Stock Issued to Employees". Under the intrinsic value method, compensation is the excess, if any, of the fair value of the stock at the grant date or other measurement date over the amount an employee must pay to acquire the stock. Compensation, if any, is recognized over the applicable service period, which is usually the vesting period. The Financial Accounting Standards Board ("FASB") has issued SFAS No. 123 "Accounting for Stock-Based Compensation", as amended by SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure, an amendment of FASB Statement No. 123” and interpreted by FASB Interpretation No. ("FIN") 44, "Accounting for Certain Transactions Involving Stock Compensation, an Interpretation of APB 25". This standard, if fully adopted, changes the method of accounting for all stock-based compensation to the fair value method. For stock options and warrants, fair value is determined using an option pricing model that takes into account the stock price at the grant date, the exercise price, the expected life of the option or warrant and the annual rate of quarterly dividends. Compensation expense, if any, is recognized over the applicable service period, which is usually the vesting period.

The adoption of the accounting methodology of SFAS No. 123 for employees is optional and the Company has elected to continue accounting for stock-based compensation issued to employees using APB 25; however, pro forma disclosures, as if the Company had adopted the cost recognition requirements under SFAS No. 123, are required to be presented.

	l)	Comprehensive Income

SFAS No. 130, "Reporting Comprehensive Income", establishes standards for reporting and display of comprehensive income and its components in a full set of general-purpose financial statements.

Maxtor Holdings Inc.
(A Development Stage Company)
Notes to Interim Financial Statements
July 31, 2005
US Funds

2.	Significant Accounting Policies - Continued

	m)	Loss per Share

The Company computes net loss per common share using SFAS No. 128 "Earnings Per Share." Basic loss per common share is computed based on the weighted average number of shares outstanding for the period. Diluted loss per share is computed by dividing net loss by the weighted average shares outstanding assuming all dilutive potential common shares were issued. There were no dilutive potential common shares at July 31, 2005. The Company has incurred net losses and has no potentially dilutive common shares, therefore; basic and diluted loss per share are the same. Additionally, for the purposes of calculating diluted loss per share, there were no adjustments to net loss.

	n)	Treasury Stock

The Company accounts for acquisitions of treasury stock under the cost method. Treasury stock is recorded as a separate component of stockholders' equity at cost, and paid-in capital accounts are not adjusted until the time of sale, retirement or other disposition.

	o)	Recently Adopted Accounting Standards

In May 2005, the FASB issued SFAS 154, “Accounting Changes and Error Corrections,” which replaces APB Opinion No. 20, “Accounting Changes,” and supersedes FASB Statement No. 3, “Reporting Accounting Changes in Interim Financial Statements – an amendment of APB Opinion No. 28.” SFAS 154 requires retrospective application to prior periods’ financial statements of changes in accounting principle, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period- specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported in an income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 shall be effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005. The Company does not expect the provisions of SFAS 154 will have a significant impact on its results of operations.

In December 2004, the FASB issued SFAS 153, “Exchanges of Non-Monetary Assets”, an amendment of APB 29. This statement amends APB 29, which is based on the principle that exchanges of non-monetary assets should be measured at the fair value of the assets exchanged with certain exceptions. SFAS 153 eliminates the exception for non-monetary exchanges of similar productive assets and replaces it with a general exception for exchanges of non-monetary assets that do not have commercial substance. A non-monetary exchange has commercial substance if the future cash flows of the entity are expected to change significantly as a result of the exchange. This statement is effective for non-monetary asset exchanges occurring in fiscal periods beginning on or after June 15, 2005.

Maxtor Holdings Inc.
(A Development Stage Company)
Notes to Interim Financial Statements
July 31, 2005
US Funds

2.	Significant Accounting Policies - Continued

	o)	Recently Adopted Accounting Standards - Continued

In December 2004, the FASB issued SFAS No. 123R, “Share Based Payment”. SFAS 123R is a revision of SFAS No. 123 “Accounting for Stock-Based Compensation”, and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees” and its related implementation guidance. SFAS 123R establishes standards for the accounting for transactions in which an entity exchanges its equity instruments for goods or services. It also addresses transactions in which an entity incurs liabilities in exchange for goods or services that are based on the fair value of the entity’s equity instruments or that may be settled by the issuance of those equity instruments. SFAS 123R focuses primarily on accounting for transactions in which an entity obtains employee services in share-based payment transactions. SFAS 123R does not change the accounting guidance for share-based payment transactions with parties other than employees provided in SFAS 123 as originally issued and Emerging Issues Task Force Issue No. 96-18, “Accounting for Equity Instruments That Are Issued to Other Than Employees for Acquiring, or in Conjunction with Selling, Goods or Services.” SFAS 123R does not address the accounting for employee share ownership plans, which are subject to AICPA Statement of Position 93-6, “Employers’ Accounting for Employee Stock Ownership Plans.”

SFAS 123R requires a public entity to measure the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award (with limited exceptions). That cost will be recognized over the period during which an employee is required to provide service in exchange for the award – the requisite service period (usually the vesting period). SFAS 123R requires that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. The scope of SFAS 123R includes a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123R as of the first interim or annual reporting period that begins after June 15, 2005. Public entities that file as small business issuers will be required to apply SFAS 123R in the first interim or annual reporting period that begins after December 15, 2005. For non-public entities, SFAS 123R must be applied as of the beginning of the first annual reporting period beginning after December 15, 2005. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

In November 2004, the FASB issued SFAS No.151, “Inventory Costs, an amendment of ARB No.43, Chapter 4”. This statement is effective for fiscal years beginning after June 15, 2005, therefore it will become effective for the Company beginning October 1, 2006. This standard clarifies that abnormal amounts of idle facility expense, freight, handling costs and wasted material should be expensed as incurred and not included in overhead. In addition, this standard requires that the allocation of fixed production overhead costs to inventory be based on the normal capacity of the production facilities. The adoption of this standard is not expected to have a material effect on the Company’s results of operations or financial position.

Maxtor Holdings Inc.
(A Development Stage Company)
Notes to Interim Financial Statements
July 31, 2005
US Funds

3.	Acquisition of Mobilemail Limited

By letter of intent dated April 18, 2005 and a Share Exchange Agreement ("Agreement") dated May 23, 2005 and as amended on June 30, 2005 and July 31, 2005 with MobileMail Limited ("MobileMail"), a United Kingdom corporation, wherein Maxtor agreed to issue to the shareholders of MobileMail 12,000,000 Maxtor shares in exchange for the 2,075,000 shares that constituted all the issued and outstanding shares of MobileMail. The closing of the Agreement was contingent upon the Company completing at least a $125,000 private placement and the approval of the majority shareholders of MobileMail. This transaction closed August 31, 2005 (Note 8a).

MobileMail, a company incorporated in England on August 21, 2003, holds the license (the “License”) to exploit a software platform (Note 8d) for enabling messaging traffic from the Internet to wireless devices. This platform allows network operators and enterprises to offer their customers “push” services on their home pages allowing for the possibility of sending text based messages from mobile phones to computers.

4.	Due from MobileMail Limited

The amount due from MobileMail Limited of $3,981 is non-interest bearing, unsecured and due on demand.

5.	Share Capital

	a)	During the period, 500,000 founder shares were issued for total proceeds of $500.

b)

During the period, 4,500,000 common shares were issued and 853,600 common shares were allotted for total cash proceeds of $87,680. The 853,600 allotted common shares were subsequently issued on August 31, 2005.

There were no common stock purchase options or warrants outstanding as at July 31, 2005.

6.	Related Party Balances and Transactions

	a)	The Company’s director loaned $100 as the initial deposit to open the Company’s bank account.

	b)	During the period, the Company issued 500,000 founder shares to a director of the Company for cash proceeds of $500 (Note 5a).

There were no other related party transactions during the period.

Maxtor Holdings Inc.
(A Development Stage Company)
Notes to Interim Financial Statements
July 31, 2005
US Funds

7.	Income Taxes

The Company also had accumulated net operating losses for U.S. federal income tax purposes of approximately $28,000, which may be carried forward until 2025 and used to reduce taxable income of future years.

Details of future income tax assets:

Future income tax assets:	July 31,2005
Non-capital tax loss	$9,500
Valuation allowance	(9,500)
$-

The potential future tax benefits of these losses have not been recognized in these financial statements due to uncertainty of their realization. When the future utilization of some portion of the carryforwards is determined not to be “more likely than not,” a valuation allowance is provided to reduce the recorded tax benefits from such assets.

8.	Subsequent Events

a)

On August 31, 2005, MobileMail completed the reverse acquisition (“RTO”) under the Share Exchange Agreement (“Agreement”) with Maxtor. Immediately before the date of the RTO, Maxtor had 100,000,000 shares authorized and 5,953,600 shares of common stock issued and outstanding. Pursuant to the RTO, all of the 2,075,000 issued and outstanding shares of common stock of MobileMail were exchanged for 12,000,000 Maxtor shares on an approximate 5.783 to 1 basis.

Immediately after the RTO, the management of MobileMail took control of the board and officer positions of Maxtor, constituting a change of control. Because the former owners of MobileMail gained control of Maxtor, the transaction would normally have been considered a purchase by MobileMail. However, since Maxtor was not a business, the transaction was not considered to be a business combination. Instead, the transaction was accounted for as a recapitalization of MobileMail and the issuance of stock by MobileMail (represented by the outstanding shares of Maxtor) for the assets and liabilities of Maxtor. The value of the net assets of Maxtor acquired by MobileMail is the same as their historical book value, being $47,388. At the date of the acquisition, the balance sheet of Maxtor was as follows:

Cash and cash equivalents	$118,365
Due from MobileMail	19,105
Total Assets	$137,470
Accrued liabilities	$10,027
Due to related party	55
Promissory notes payable	80,000
Total Liabilities	$90,082
Net Assets	$47,388

Maxtor Holdings Inc.
(A Development Stage Company)
Notes to Interim Financial Statements
July 31, 2005
US Funds

8.	Subsequent Events - Continued

	b)	On August 31, 2005, the Company issued to various investors 100,000 common shares valued at $0.05 per share for total cash proceeds of $5,000.

c)

By agreement dated November 30, 2005, the Company entered into a debt conversion agreement whereby the Company agreed to issue 320,000 common shares valued at $0.25 per share in full settlement of a $80,000 loan advanced to the Company.

d)

By agreement dated November 1, 2005, the Company acquired on November 30, 2005, from its majority stockholder, the Messaging Technology by issuing 10,000,000 common shares. The Messaging Technology is a software application that enables users to send and receive Short Message Service (“SMS”) messaging traffic to and from wireless devices using the Internet. The acquisition is a related party transaction; therefore, the intellectual property will be recorded in the Company’s books in the amount equal to the costs of acquiring and developing the Messaging Technology by the majority stockholder. The value assigned was $2,500,000, which is the value of the consideration paid by the majority shareholder when they acquired it from a third party. This amount will be immediately expensed, as it does not meet the criteria for capitalization as set out in SFAS No. 86.

	e)	On November 30, 2005, the Agency Exploitation Agreement dated March 30, 2004, between the Company and third party licensors has been cancelled.